UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2010

DYNAMIC VENTURES CORP.

(Exact name of registrant as specified in charter)

Delaware	333-163913	46-0521574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8776 East Shea Blvd. Suite B3A-615 Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)

(480) 968-0207

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.  Other Events.

On November 5, 2010, Dynamic Ventures Corp. (the “Company”) received approval from FINRA for its previously announced forward split.  The forward split will be at a ratio of 5:1 and will be accomplished through a dividend of four shares for each share of stock outstanding as of November 9, 2010, the record date.  Additional details of the transaction are as follows:

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The declaration date was November 4, 2010;

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The record date is November 9, 2010;

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The payment date is November 10, 2010, the dividend forward split shares will be mailed on this date without any action required on the part of the shareholders;

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The ex date is November 12, 2010; and

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The due bill date is November 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC VENTURES CORP.

Date: November 9, 2010	By: /s/ Dave Brown
Dave Brown, Secretary